UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

SunPower Corporation

(Exact name of registrant as specified in its charter)

001-34166

(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

77 Rio Robles, San Jose, California 95134

(Address of principal executive offices, with zip code)

(408) 240-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Pursuant to a Tender Offer Agreement dated April 28, 2011 between SunPower Corporation (“SunPower”) and Total Gas & Power USA S.A.S., a French société par actions simplifiée (“Purchaser”), the parties thereto concurrently executed an Affiliation Agreement which becomes effective upon the completion of the tender offer contemplated by such agreements (the “Tender Offer”). Pursuant to the Affiliation Agreement, SunPower and Purchaser agreed that one of SunPower’s current directors would resign upon the completion of the Tender Offer. On May 3, 2011, Dr. Uwe-Ernst Bufe, a director of SunPower, notified the Board of Directors of SunPower (the “Board”) of his willingness and intent to resign from the Board immediately following, and subject to, the consummation of the Tender Offer. The closing of the Tender Offer is conditioned upon a minimum of 50% of the outstanding shares of each of the SunPower Class A and Class B common stock being tendered, clearance by U.S. and European Union antitrust authorities, and other customary closing conditions.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2011, SunPower held its annual meeting of stockholders. At the meeting, Thomas R. McDaniel and Thomas H. Werner were nominated and re-elected as Class III directors and will serve until the annual meeting of stockholders in 2014 or until their duly qualified successors are elected.

In addition, the stockholders (a) approved, in a non-binding advisory vote, the compensation of SunPower’s named executive officers, and (b) voted to recommend that a non-binding advisory vote to approve the compensation of SunPower’s named executive officers be put to stockholders for their consideration once every year. In light of the results of the vote on this last proposal, SunPower’s Board has decided to implement a non-binding advisory stockholder vote on named executive officers’ compensation once every year.

The results of stockholder voting are summarized below.

1. Proposal One — re-election of each of the nominated Class III directors:

	Number of Votes
	For	Withheld	Broker Non-Votes
Thomas R. McDaniel	162,787,331	82,026,326	0
Thomas H. Werner	158,339,765	86,473,892	0

2. Proposal Two — the approval, on an advisory basis, of the compensation of SunPower’s named executive officers:

Number of Votes
For	Against	Abstain	Broker Non-Votes
134,551,938	97,504,354	12,797,365	0

3. Proposal Three — the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of SunPower’s named executive officers:

Number of Votes
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
173,191,809	604,998	60,351,570	10,665,280	0

Item 8.01	Other Event.

Immediately following the 2011 annual meeting of stockholders on May 3, 2011, SunPower’s Board appointed Thomas H. Werner to serve as Chairman of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: May 6, 2011

	By:	/s/ Dennis V. Arriola
	Name:	Dennis V. Arriola
	Title:	Executive Vice President and
Chief Financial Officer